EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 27, 2004
                                                 -------------------------------

                             Tompkins Trustco, Inc.
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             (Exact name of registrant as specified in its charter)


           New York                      1-12709                16-1482357
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  (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


    The Commons, PO Box 460, Ithaca, New York                  14851
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     (Address of Principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

         On October 27, 2004, the Company issued a press release announcing its earnings for the calendar quarter ended September 30, 2004. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release of Tompkins Trustco, Inc. dated October
                         27, 2004







                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TOMPKINS TRUSTCO, INC.


Date:  October 27, 2004                         By: /s/ JAMES J. BYRNES
                                                    ----------------------------
                                                    James J. Byrnes
                                                    Chairman and CEO

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER             EXHIBIT DESCRIPTION                                  PAGE
------             -------------------                                  ----

 99.1              Press Release of Tompkins Trustco, Inc. dated
                   October 27, 2004.